Exhibit 10.8

Execution Copy

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), effective as of November 8, 2019 (the “Effective Date”), is made by and among CIT FINANCE LLC (“Administrative Agent”), each of the financial entities set forth on the signature pages hereto constituting all the Lenders under the Credit Agreement, ADAPTHEALTH LLC, a Delaware limited liability company (“Borrower”), and each of the entities set forth on the signature pages hereto as “Guarantors” (the “Guarantors”).

BACKGROUND STATEMENT

A.            Borrower, Guarantors, Administrative Agent and Lenders are parties to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of March 20, 2019 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement dated as of August 22, 2019, as amended hereby, and as the same may be further amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Borrower and Guarantors established certain financing arrangements with Lenders upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            Pursuant to that certain Agreement and Plan of Merger, dated as of July 8, 2019 (as amended by that certain Amendment No. 1 to Agreement and Plan of Merger dated as of October 15, 2019, and as the same may be further amended, restated, supplemented or otherwise modified, the “Merger Agreement”), by and among DFB Healthcare Acquisitions Corp., a Delaware corporation (“DFB Healthcare”), DFB Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), AdaptHealth Holdings LLC, a Delaware limited liability company (“AdaptHealth Holdings”), such other parties thereto, and the other transactions contemplated thereby, Merger Sub will merge into AdaptHealth Holdings, with AdaptHealth Holdings surviving as a partially owned subsidiary of DFB Healthcare (collectively, the “SPAC Merger”);

C.            The closing of the SPAC Merger is conditioned upon, among other things, the approval by the stockholders of DFB Healthcare of a number of proposals including the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the 2019 Plan Proposal and the 2019 ESPP Proposal (each as defined in the Proxy Statement for Special Meeting in Lieu of the 2019 Annual Meeting of Stockholders of DFB Healthcare, and collectively the “Proposals”); and

D.            In connection with the SPAC Merger, Administrative Agent, Lenders and the Loan Parties wish to amend certain provisions of the Credit Agreement as set forth herein, which shall become effective in accordance with the terms and conditions set forth below.

STATEMENT OF AGREEMENT

The parties hereto, in consideration of the mutual covenants and agreements set forth herein (the receipt and sufficiency of which is hereby acknowledged), agree as follows:

1.             Recitals.  This Amendment shall constitute a Loan Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.             Amendment to Credit Agreement.   Upon satisfaction of the conditions set forth in

Section 4 hereof, the Credit Agreement is hereby amended pursuant to the attached Annex A as follows:

(a)           Annex A.  In Annex A hereto, deletions of text in the Credit Agreement (including, to the extent included in such Annex A, each Schedule or Exhibit to the Credit Agreement) are indicated by ~~struck through text~~, and insertions of text as amended by this Amendment are indicated by bold, double-underlined text.

3.             Representations and Warranties; Covenants.  Each Loan Party hereby represents and warrants as follows:

(a)           Bringdown.  After giving effect to this Amendment, each of the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents is true and correct in all material respects (provided, that if any representation or warranty is by it terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

(b)           No Default.  No Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the other Loan Documents, each Loan Party is in compliance with all terms and provisions set forth in the Credit Agreement and the other Loan Documents, and each of the conditions set forth in Section 4 of this Amendment has been satisfied.

(c)           Enforceability; Non-Contravention.  The execution and delivery by each Loan Party of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers; (ii) have been authorized by all necessary action; (iii) are not and will not be in contravention of any Loan Party’s Organization Documents; (iv) are not and will not conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation under any Material Contract to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Property of any Loan Party is subject; (v) will not violate any Law; or (vi) will not result in a limitation on any material licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party. This Amendment and all allonges, assignments, instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of Administrative Agent’s rights.

(d)           No Conflicts.  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Loan Parties of this Amendment.

(e)           No Material Adverse Effect.  No Material Adverse Effect has occurred and is continuing, and the Loan Parties know of no event, condition or state of facts since the date of the Credit Agreement that could reasonably be expected to have a Material Adverse Effect.

(f)            Obligations.  The execution and delivery of this Amendment does not diminish or reduce

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the Loan Parties’ obligations under the Loan Documents, except as expressly modified by this Amendment.

(g)           No Claims.  The Loan Parties have no claims, counterclaims, offsets or defenses to the Loan Documents and the performance of their obligations thereunder, or if a Loan Party has any such claims, counterclaims, offsets, or defenses arising from events occurring on or before the date hereof, whether known or unknown, to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of Administrative Agent’s execution and delivery of this Amendment.

4.             Effectiveness Conditions.  This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Executed Amendment and Related Deliverables. Prior to the Effective Date, Administrative Agent shall have received each of the following to the satisfaction of Administrative Agent in its sole discretion:

(i)            Executed counterparts of this Amendment and other Loan Documents to be executed as of the Effective Date, each properly executed by a Responsible Officer of the signing Loan Party and each other Person party thereto;

(ii)           each agreement, document and instrument set forth on the closing checklist prepared by Administrative Agent’s counsel and provided to the Loan Parties, each in form and substance satisfactory to Administrative Agent and such further documents, information, certificates, records and filings as Administrative Agent may reasonably request;

(iii)          all representations and warranties of the Loan Parties contained herein shall be true, correct and complete in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) as of the Effective Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and each Loan Party’s delivery of its respective signature hereto shall be deemed to be its certification thereof);

(iv)          all costs and expenses referenced in Section 5(d) to this Amendment, and all other fees, expenses and other amounts due and payable under any Loan Document on or prior to the date hereof;

(v)           delivery to Administrative Agent of a certificate executed by a Responsible Officer of the Borrower Representative certifying that the conditions herein have been satisfied and that the representations and warranties contained herein are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) as of the Effective Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date;

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(vi)          delivery to Administrative Agent and Lenders all documentation and other information about the Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by Administrative Agent and the Lenders;

(vii)         delivery to Administrative Agent and Lenders of any requested Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; and

(viii)        delivery of a legal opinion in form and substance satisfactory to Administrative Agent.

(b)             SPAC Merger Related Deliverables. Administrative Agent shall have received each of the following to the satisfaction of Administrative Agent in its sole discretion:

(i)            fully executed and delivered copies of the Merger Agreement and related agreements, in each case acceptable to Administrative Agent in its sole discretion;

(ii)           such documents and certifications as Administrative Agent may reasonably require to evidence the approval of the Proposals by the stockholders of DFB Healthcare;

(iii)          such documents and certifications as Administrative Agent may reasonably require to evidence the closing of the SPAC Merger; and

(iv)          such further documents, information, certificates, records and filings (including those related to the SPAC Merger) as Administrative Agent may reasonably request, including with respect to confirmation of ownership and capital structure of the Loan Parties.

5.             Effect of Amendment.  From and after the Effective Date, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

(a)           Ratification of Loan Documents.  Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement and Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.

(b)           Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law provisions thereof).

(c)           Waiver of Trial by Jury.  EACH OF THE LOAN PARTIES AND ADMINISTRATIVE AGENT, BY ITS EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, REAFFIRMS ITS WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY

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ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.

(d)           Expenses.  The Loan Parties agree to pay upon demand all reasonable, documented out-of-pocket costs and expenses of Administrative Agent (including, without limitation, all reasonable Attorney Costs) in connection with the preparation, negotiation, execution and delivery of this Amendment.

(e)           Third Parties.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(f)            Severability.  To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

(g)           Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

(h)           Construction.  The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

(i)            Counterparts;  Effectiveness.    This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective as of the Effective Date upon the execution and delivery of a counterpart hereof by the Loan Parties, Administrative Agent and Lenders, and the satisfaction of the conditions set forth in Section 4 hereof. Signatures of the parties to this Amendment transmitted by facsimile or via other electronic format shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

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In witness whereof, this Amendment has been duly executed as of the day and year first above written.

ADMINISTRATIVE AGENT:

CIT FINANCE LLC, as Administrative Agent

	By:	/s/ Andres Alev
Name: Andres Alev
Title: Director

LENDERS

CIT FINANCE LLC, as a lender

	By:	/s/ Andres Alev
Name: Andres Alev
Title: Director

REGIONS BANK, as a lender

	By:	/s/ Brian Walsh
Name: Brian Walsh
Title: Director

SUNTRUST BANK, as a lender

	By:	/s/ Ben Cumming
Name: Ben Cumming
Title: Managing Director

CITIZENS BANK, N.A, as a lender

By:	/s/ Christopher DeLauro
Name: Christopher DeLauro
Title: Senior Vice President

PEOPLE’S UNITED BANK, as a lender

By:	/s/ Henry L. Petrillo
Name: Henry L. Petrillo
Title: Senior Vice President

FIFTH THIRD BANK as a lender

By:	/s/ John McChesney
Name: John McChesney
Title: AVP

JP MORGAN CHASE BANK, N.A, as a lender

By:	/s/ Kristina Harbison
Name: Kristina Harbison
Title: Authorized Signer

BANKUNITED, N.A, as a lender

By:	/s/ Craig Kinade
Name: Craig Kinade
Title: Senior Vice President

FIST MIDWEST BANK, as a lender

By:	/s/ James A. Good
Name: James A. Good
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a lender

By:	/s/ Cynthia L. Rogers
Name: Cynthia L. Rogers
Title: Managing Director

HANCOCK WITNEY BANK, as a lender

By:	/s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION as a lender

By:	/s/ Melissa Souri
Name: Melissa Souri
Title: Director PM Sponsor and Specialty Finance

BANCALLIANCE INC, as a lender
By: Alliance Partners LLC, its Attorney-in Fact

By:	/s/ John Gray
Name: John Gray
Title: Executive Vice President

WILLMINGTON SAVINGS FUND SOCIETY, as a lender

By:	/s/ James A. Gise
Name: James A. Gise
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

CAPSTAR BANK, as a lender

	By:	/s/ Mark D. Mattson
Name: Mark D. Mattson
Title: Executive Vice President

BORROWER:

ADAPTHEALTH LLC,

	By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

GUARANTORS:

ADAPTHEALTH INTERMEDIATE HOLDCO LLC
ADAPTHEALTH - MISSOURI LLC
AIR CARE HOME RESPIRATORY, LLC
AMERICAN ANCILLARIES, INC.
AMERICOAST MARYLAND LLC
ASSOCIATED HEALTHCARE SYSTEMS, INC.
BENNETT MEDICAL SERVICES LLC
BRADEN PARTNERS, L.P.
CHOICE MEDICAL HEALTH CARE, LLC
CLEARVIEW MEDICAL INCORPORATED
CP AP SOLUTIONS, LLC
CP AP2ME, INC.
FAMILY HOME MEDICAL SUPPLY LLC
FIRST CHOICE DME LLC
FIRST CHOICE HOME MEDICAL EQUIPMENT, LLC
GOULD’S DISCOUNT MEDICAL, LLC
HALPRIN, INCORPORATED
HEALTH SOLUTIONS LLC
HOME MEDICAL EXPRESS, INC.
HOME MEDISERVICE, LLC
HOMETOWN HOME HEALTH
MED STAR SURGICAL & BREATHING EQUIPMENT INC.
MED WAY MEDICAL, INC.
MEDBRIDGE HOME MEDICAL LLC
MED-EQUIP, INC.
MEDSTAR HOLDINGS LLC
OCEAN HOME HEALTH OF PA LLC
OCEAN HOME HEALTH SUPPLY LLC
OGLES OXYGEN, LLC
ORBIT MEDICAL OF PORTLAND, INC.
PALMETTO OXYGEN, LLC

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]

PPS HME HOLDINGS LLC
PPS HME LLC
ROBERTS HOME MEDICAL, LLC
ROYAL DME LLC
ROYAL MEDICAL SUPPLY INC.
SLEEPEASY THERAPEUTICS, INC.
SOUND OXYGEN SERVICE LLC
TOTAL RESPIRATORY, LLC
TRICOUNTY MEDICAL EQUIPMENT AND SUPPLY,LLC
VERUS HEALTHCARE, INC.
VERUS HEALTHCARE,LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement]